    As filed with the Securities and Exchange Commission on August 26, 1998
                                                Registration No. 333-___________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                  ------------

                         HYPERION SOLUTIONS CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                                      77-0277772
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                              1344 CROSSMAN AVENUE
                           SUNNYVALE, CALIFORNIA 94089
               (Address of principal executive offices) (Zip Code)

                                  ------------

      HYPERION SOLUTIONS CORPORATION 1995 STOCK OPTION/STOCK ISSUANCE PLAN
           HYPERION SOLUTIONS CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                   PILLAR CORPORATION 1988 STOCK OPTION PLAN
                        IMRS INC. 1989 STOCK OPTION PLAN
                  HYPERION SOFTWARE CORPORATION 1991 STOCK PLAN
   HYPERION SOFTWARE CORPORATION 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             PILLAR CORPORATION 1992 LONG TERM EQUITY INCENTIVE PLAN
  HYPERION SOFTWARE CORPORATION STOCK OPTIONS GRANTED PURSUANT TO EMPLOYMENT,
    CONSULTING AND OPTION AGREEMENTS WITH JAMES A. PERAKIS AND CRAIG SCHIFF
        HYPERION SOFTWARE CORPORATION 1991 EMPLOYEE STOCK PURCHASE PLAN


                            (Full title of the Plans)

                                  ------------

                                STEPHEN V. IMBLER
                             CHIEF FINANCIAL OFFICER
                         HYPERION SOLUTIONS CORPORATION
                1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA 94089
                     (Name and address of agent for service)
                                 (408) 744-9500
          (Telephone number, including area code, of agent for service)

                                  ------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
          Title of                                             Proposed Maximum       Proposed Maximum
         Securities                            Amount              Offering               Aggregate              Amount of
            to be                              to be                 Price                Offering             Registration
         Registered                         Registered(1)          per Share                Price                   Fee
         ----------                         -------------          ---------                -----                   ---
Hyperion Solutions Corporation
1995 Stock Option/Stock Issuance Plan
     Options                                   5,000,000              N/A                    N/A                    N/A
     Common Stock , par value $.001        5,000,000 shares       $30.2812(2)          $151,406,000(2)         $44,664.77(2)

Hyperion Solutions Corporation
Employee Stock Purchase Plan
     Common Stock , par value $.001        1,000,000 shares       $30.2812(2)          $30,281,200(2)          $8,932.95(2)

============================================================================================================================
          Title of                                             Proposed Maximum       Proposed Maximum
         Securities                            Amount              Offering               Aggregate              Amount of
            to be                              to be                 Price                Offering             Registration
         Registered                         Registered(1)          per Share                Price                   Fee
         ----------                         -------------          ---------                -----                   ---
Pillar Corporation
1988 Stock Option Plan
     Options                                     1,927                N/A                    N/A                    N/A
     Common Stock , par value $.001          1,927 shares          $5.00(3)               $9,635(3)              $2.84(3)

IMRS Inc.
1989 Stock Option Plan
     Options                                    37,734                N/A                    N/A                    N/A
     Common Stock , par value $.001          37,734 shares         $2.54(3)             $95,844.36(3)            $28.27(3)

Hyperion Software Corporation
1991 Stock Plan
     Options                                   2,442,011              N/A                    N/A                    N/A
     Common Stock , par value $.001        2,442,011 shares        $21.48(3)          $52,454,396.21(3)        $15,474.05(3)

Hyperion Software Corporation
1991 Non-Employee Director Stock
Option Plan
     Options                                    93,100                N/A                    N/A                    N/A
     Common Stock , par value $.001          93,100 shares         $22.80(3)            $2,122,680(3)           $626.19(3)

Pillar Corporation
1992 Long Term Equity Incentive Plan
     Options                                     1,932                N/A                    N/A                    N/A
     Common Stock , par value $.001          1,932 shares          $1.36(3)             $2,627.52(3)             $0.77(3)

Hyperion Software Corporation
Stock Options Granted Pursuant to
Employment, Consulting and Option
Agreements with James A. Perakis
and Craig Schiff
     Options                                    29,028                N/A                    N/A                    N/A
     Common Stock , par value $.001          29,028 shares         $2.90(3)             $84,181.20(3)            $24.83(3)

Hyperion Software Corporation
1991 Employee Stock Purchase Plan
          Common Stock , par value $.001    190,000 shares        $30.2812(2)           $5,753,428(2)          $1,697.26(2)
============================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option/Stock Issuance Plan, Employee Stock Purchase Plan, 1988 Stock Option Plan, 1989 Stock Option Plan, 1991 Stock Plan, 1991 Non-Employee Director Stock Option Plan, 1992 Long Term Equity Incentive Plan, Compensatory Agreements for James A. Perakis and Craig Schiff and 1991 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Hyperion Solutions Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices per share of Common Stock of Hyperion Solutions Corporation on the Nasdaq National Market on August 21, 1998.

(3) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     Hyperion Solutions Corporation (formerly Arbor Software Corporation) (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1998;

     (b) (1) The Registrant's Current Report on Form 8-K, filed with the SEC on May 29, 1998, as amended on Form 8-K/A filed with the SEC on June 25, 1998;

          (2) The Registrant's Current Report on Form 8-K, filed with the SEC on June 17, 1998;

          (3) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998;

          (4) The Registrant's Current Report on Form 8-K, filed with the SEC on August 10, 1998;

     (c) The Registrant's Registration Statement No. 0-97098 on Form 8-A filed with the SEC on September 19, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), as amended on Form 8-A/A, dated November 3, 1995, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

     Not Applicable.

Item 5. Interests of Named Experts and Counsel

     Not Applicable.

Item 6. Indemnification of Directors and Officers

     Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933 as amended (the "1933 Act.") The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7. Exemption from Registration Claimed

     Not Applicable.

Item 8. Exhibits

Exhibit Number      Exhibit
--------------      -------
      4             Instruments Defining Rights of Stockholders. Reference is made to
                    Registrant's Registration Statement No. 0-97098 on Form 8-A, as
                    amended on Form 8-A/A, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
      5             Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin
                    & Hachigian, LLP.
     23.1           Consent of PricewaterhouseCoopers LLP.
     23.2           Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian,
                    LLP is contained in Exhibit 5.
     24             Power of Attorney.  Reference is made to page II-4 of this
                    Registration Statement.

Item 9. Undertakings

          A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan, Employee Stock Purchase Plan, Pillar Corporation 1988 Stock Option Plan, IMRS Inc. 1989 Stock Option Plan, Hyperion Software Corporation 1991 Stock Plan, Hyperion Software Corporation 1991 Non-Employee Director Stock Option Plan, Pillar Corporation 1992 Long Term Equity Incentive Plan, Hyperion Software Corporation Stock Options Granted Pursuant to Employment, Consulting and Option Agreements with James A. Perakis and Craig Schiff and Hyperion Software Corporation 1991 Employee Stock Purchase Plan.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on this 25th day of August, 1998.

                             HYPERION SOLUTIONS CORPORATION


                             By: /s/ John Dillon
                                 -----------------------------------------------
                                 John M. Dillon
                                 Chief Executive Officer, President and Director


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Hyperion Solutions Corporation, a Delaware corporation, do hereby constitute and appoint John M. Dillon and Stephen V. Imbler, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and either of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                           Date
---------                         -----                                           ----
/s/ John Dillon                   Chief Executive Officer,                   August 25, 1998
----------------------------      President and Director
John M. Dillon                    (Principal Executive Officer)

/s/ Stephen Imbler                Chief Financial Officer                    August 25, 1998
----------------------------      (Principal Financial Officer)
Stephen V. Imbler

/s/ Michael A. Manto              Vice President and Corporate               August 25, 1998
----------------------------      Controller
Michael A. Manto                  (Principal Accounting Officer)

Signature                         Title                                           Date
---------                         -----                                           ----

/s/ James A. Perakis              Chairman of the Board of Directors         August 25, 1998
----------------------------
James A. Perakis



/s/ Gary G. Greenfield            Director                                   August 25, 1998
----------------------------
Gary G. Greenfield



/s/ Harry S. Gruner               Director                                   August 25, 1998
----------------------------
Harry S. Gruner



/s/ Aldo Papone                   Director                                   August 25, 1998
----------------------------
Aldo Papone



/s/ Mark Perry                    Director                                   August 25, 1998
----------------------------
Mark Perry



/s/ Jeffrey R. Rodek              Director                                   August 25, 1998
----------------------------
Jeffrey R. Rodek

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                         HYPERION SOLUTIONS CORPORATION

                                  EXHIBIT INDEX


Exhibit Number      Exhibit
--------------      -------
      4             Instruments Defining Rights of Stockholders. Reference is made to
                    Registrant's Registration Statement No. 0-97098 on Form 8-A, as
                    amended on Form 8-A/A, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
      5             Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin
                    & Hachigian, LLP.
     23.1           Consent of PricewaterhouseCoopers LLP.
     23.2           Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian,
                    LLP is contained in Exhibit 5.
     24             Power of Attorney.  Reference is made to page II-4 of this
                    Registration Statement.